UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2009

PRISMONE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-147835	20-8768424
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2295 South Hiawassee Rd., Suite 418, Orlando, FL	32835
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 292-1000

______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ]   Soliciting material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01     Changes in Registrant’s Certifying Accountant.

On August 28, 2009, the Company's board of directors appointed Cross, Fernandez & Riley, LLP as the Company's independent auditor.
During the registrant's two most recent fiscal years, and the subsequent interim periods prior to engaging Cross, Fernandez and Riley, LLP, the company did not consult Cross, Fernandez and Riley, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the company's financial statements, and no written report or oral advice was provided to the Company in reaching a decision as to the accounting, auditing, or financial reporting issue;or any matter that was either the subject of a disagreement or a reportable event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PrismOne Group, Inc.

/s/ Samir K. Burshan
Samir K. Burshan
Chief Executive Officer

Date: September 2, 2009